Annual Report as of December 31, 2001

Letter to Shareholders
February 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

We are pleased to provide the Evergreen Variable Annuity Trust annual report for the twelve month period ended December 31, 2001.

U.S. Equities Dipped for the Second Year in a Row

The U.S. equity markets were confounded from the very start in 2001. After unusually strong performance in the late 90s, the declines of 2000 were a shock -- surely 2001 would turn things around.

However, by the third Federal Reserve rate cut in March, investors realized that something was seriously wrong. Predictions for earnings growth were slashed throughout the corporate world. The early January consensus forecast for S&P 500 operating earnings growth was 9%. Unfortunately, with each quarterly earnings reporting period filled with disappointing corporate results, profit forecasts were drastically lowered. Average earnings ended the year declining 18%-20%.

The equity markets made an admirable attempt at a recovery during the second quarter, yet continued economic weakness and lowered corporate guidance tightened the vice grip on investors during the summer. Then, the unthinkable happened, and the September 11 tragedy resonated, literally, from Wall Street to Main Street. Any hopes for economic recovery in 2001 were quickly dashed and, upon reopening, the markets plunged.

The quick response of the Fed to provide liquidity and the orderly transition of the financial markets provided investors with a glimmer of hope in the final quarter of the year. Initial success of the United States’ war on terrorism resulted in improved confidence and the equity markets began a remarkable climb. From the lows achieved in late-September, the NASDAQ Composite climbed approximately 40%, followed by the Dow 30 and the S&P 500, each with gains in the 20% range.

All in all, the year proved to be very disappointing for equity investors. Despite the late recovery, the major market averages all declined for the second consecutive year. Few areas were spared, as eight of the ten sectors in the S&P 500 were down. Only consumer discretionary and materials, riding the potential for a positive impact to earnings from the aggressive Fed, managed a gain for the year. While the nineties delivered spectacular returns, the new millennium has proved to be a more challenging period for common stocks, thus far.

The Bond Market Continued a Remarkable Climb

In contrast to poor performance in the equity markets for much of the year, 2001 was another fantastic year for bonds. As the economy slowed and slipped into recession, ratcheting down corporate earnings, investors sought the relative safety of bonds. The Federal Reserve, in an attempt to cushion economic damage, was very aggressive, providing 11 interest rate cuts in twelve months, propelling the bond market higher.

The yield curve steepened dramatically throughout the year in response to Fed action. This steepening was further accentuated by a “flight to quality” following the terrorist attacks of September 11. In fact, by October 30th, the yield on the 2-year Treasury was at a 25-year low. For much of the year, the longer end of the market lagged shorter term Treasuries, as investors -- ever watchful for inflation -- feared that the Fed and Congress were being overly stimulative with interest rates and tax cuts. However, a surprise Halloween announcement from the Treasury Department, suspending 30-year bond issuance, finally brought longer-term rates down as well.

As much as there was good news for bond investors, there were many challenges, as well. As the economy slowed, many companies that had leveraged their balance sheets during the strong economy of the mid-nineties found that declining revenues caused great pressure on their ability to honor their debt

Letter to Shareholders (continued)

obligations. Many well-known companies found their credit ratings diminished and investor concern about their future greatly expanded. As a result, there was an unusually large spread among bond sectors with high quality issues providing the best performance.

Toward the end of 2001, signs of economic recovery triggered a reversal in the bond market. Beginning in November, we got a taste of what a little “good news” can do. While stock market investors celebrated military successes in Afghanistan and an economic recovery ahead, bonds declined. The declines continued in December, washing away earlier hopes for double-digit returns in the bond market for the year.

The past year has reminded all investors that managing risk through different asset classes provides reduced volatility in a period of unstable capital markets.

Diversification Remains Important

An environment like the past twelve months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Fund at a Glance as of December 31, 2001

“We think the economy will improve in 2002 after
emerging from a relatively mild recession.”

Portfolio Management

Maureen E. Cullinane, CFA
Tenure: April 1999

PERFORMANCE & RETURNS1

Portfolio Inception Date:	3/6/1997

Average Annual Returns

1 year	-14.79%

Since Portfolio Inception	8.63%

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Omega Fund1 versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure

All data is as of December 31, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen VA Omega Fund outperformed its benchmarks and competitive peer groups, but nevertheless had negative performance during a challenging year for growth stock investing. For the twelve-month period ended December 31, 2001, the fund had a total return of -14.79%. During the same period, the Russell 1000 Growth Index returned -20.42%, while the average total return among variable annuity, multi-cap growth portfolios was -26.81%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 12/31/2001)

Total Net Assets	$108,872,648

Number of Holdings	68

P/E Ratio	39.0x

What was the investment environment like during the year?

A widening economic slump that began with a reduction in technology investments was the major factor affecting the stock market in 2001. The slowdown began when corporate spending, particularly for technology products, declined sharply from the high levels of capital spending we saw in late 1999 and early 2000. As businesses slashed their capital spending budgets, the earnings outlooks for technology and other high-growth industries grew dim, and investors’ money flowed out of the major growth sectors, especially technology and telecommunications.

The U.S. Federal Reserve Board attempted to halt the slowdown by aggressively lowering short-term interest rates to ease the cost of borrowing and stimulate growth. However, before the Fed’s actions could take hold, the September 11 terrorist attacks intensified investors’ anxiety about the health of the economy. Travel-related industries were the most seriously impacted in the immediate aftermath of September 11.

Late in the year, however, growth sectors, including technology, rallied. Investors began anticipating an economic revival in 2002 aided by low interest rates, low energy prices, increased fiscal stimulus by the federal government, and the expectation that businesses would need to expand production to replenish depleted inventories.

Top 5 Sectors
(as a percentage of 12/31/2001 net assets)

Information Technology	23.0%

Healthcare	21.2%

Consumer Discretionary	18.8%

Industrials	13.8%

Financials	5.5%

What were your principal strategies in this difficult environment, and how did they influence performance?

We sought to take advantage of the continued confidence of American consumers by emphasizing consumer discretionary stocks for most of the year. We recognized that the economic slowdown was driven by a contraction in corporate spending, not in consumer spending. We believed that despite the slowing economy, consumers would continue to spend, encouraged by low interest rates, mortgage refinancings, and aggressive sales promotions. Despite the increase in unemployment, enough Americans retained their jobs to maintain confidence. Investments in retail, restaurants and entertainment stocks contributed to the fund’s performance. Among our retail investments, Best Buy (consumer electronics) and Bed Bath & Beyond (home furnishings) were strong performers, while Electronic Arts (video game manufacturer) led our entertainment stocks.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Portfolio Manager Interview

Our strategy to focus on the aging population and to emphasize healthcare stocks also worked last year. In particular, we favored the generic drug manufacturers (Mylan Laboratories, Biovail and IVAX Pharmaceuticals) and the medical device companies (Respironics, St. Jude Medical and Stryker).

While we still believe in the long-term growth potential for technology stocks, we reduced the fund’s allocation to technology, particularly the more volatile and speculative areas. We focused primarily on more defensive companies with high recurring revenues and stable earnings, such as data processing specialists (Affiliated Computer Services and Paychex) and defense electronics (L-3 Communications). NVIDIA, a manufacturer of graphics chips, was the largest contributor to performance; the stock almost quadrupled in value during the year. NVIDIA was helped by the successful introduction of new video games and by the development of a new distribution channel, namely Microsoft’s X-Box.

In a volatile environment, we tried to keep the fund well diversified. We de-emphasized financial services companies and increased the allocation to energy. Our energy holdings tended to be disappointing, as lower energy prices and mild weather contributed to poor stock performance, but we anticipate better performance this year.

Top 10 Holdings
(as a percentage of 12/31/2001 net assets)

Tyco International, Ltd.	3.8%

Affiliated Computer Services, Inc.	3.1%

AOL Time Warner, Inc.	2.8%

Pfizer, Inc.	2.5%

IVAX Corp.	2.4%

International Business Machines Corp.	2.4%

Microsoft Corp.	2.4%

Citigroup, Inc.	2.1%

Republic Services, Inc.	2.1%

Harley-Davidson, Inc.	2.0%

What is your outlook?

We think the economy will improve in 2002 after emerging from a relatively mild recession. Low interest rates, the result of the aggressive cuts by the Federal Reserve throughout 2001, should encourage increased corporate spending.

The fund continues to favor the primary themes of technology and healthcare. We believe that technology provides the productivity tools that enhance economic growth. Our investments will be focused on those companies with the best prospects for secular growth and/or companies with consistent records of recurring revenues and earnings. After the final quarter of 2001, technology stocks appear fairly valued now; the fund’s allocation to technology is modestly lower than the market index, the Russell 1000 Growth Index.

Healthcare will continue to be a dominant theme. Medical-related companies should continue to benefit from needs created by demographic trends, most notably the aging baby boomer generation, and many pharmaceutical companies currently are selling at attractive stock prices. Investors are likely to favor the stocks of those companies that generate consistent records of earnings growth.

We may reduce our emphasis on consumer discretionary in favor of industrial companies in economically sensitive industries, such as chemicals and capital goods, and we will continue to have a fair representation in the energy industry in anticipation of an economic rebound.

Overall, the fund remains committed to a nucleus of stable growth stocks and to those companies that have strong franchises, good management and the ability to sustain or increase earnings growth.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended December 31,
	2001	2000	1999 #	1998 #	1997 (a) #

Net asset value, beginning of period	$16.97	$19.98	$13.57	$11.10	$10.00

Income from investment operations

Net investment income (loss)	(0.02)	0.01	(0.06)	(0.04)	(0.06)

Net realized and unrealized gains or losses on securities	(2.49)	(2.27)	6.47	2.51	1.16

Total from investment operations	(2.51)	(2.26)	6.41	2.47	1.10

Distributions to shareholders from

Net investment income	0	(0.01)	0	0	0

Net realized gains	0	(0.74)	0	0	0

Total distributions to shareholders	0	(0.75)	0	0	0

Net asset value, end of period	$14.46	$16.97	$19.98	$13.57	$11.10

Total return*	(14.79)%	(12.46)%	47.24%	22.25%	11.00%

Ratios and supplemental data

Net assets, end of period (thousands)	$108,873	$97,397	$24,176	$4,039	$1,868

Ratios to average net assets
Expenses‡	0.72%	0.68%	0.96%	1.02%	1.06%†

Net investment income (loss)	(0.16)%	0.07%	(0.35)%	(0.33)%	(0.74)%†

Portfolio turnover rate	181%	177%	120%	49%	39%

(a) For the period from March 6, 1997 (commencement of operations) to December 31, 1997.

* Total return does not reflect charges attributable to your insurance company’s separate account.

† Annualized.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

# Net investment income is based on average shares outstanding during the period.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Schedule of Investments
December 31, 2001

	Shares	Value

COMMON STOCKS - 92.1%
CONSUMER DISCRETIONARY - 18.8%
Auto Components - 1.0%
Gentex Corp. *	40,000	$1,069,200
Automobiles - 1.9%
Harley-Davidson, Inc.	39,500	2,145,245
Hotels, Restaurants & Leisure - 4.8%
Applebee’s International, Inc.	52,400	1,792,080
Brinker International, Inc. *	62,100	1,848,096
Starbucks Corp. *	85,000	1,619,250
5,259,426
Media - 3.7%
AOL Time Warner, Inc. *	95,500	3,065,550
Comcast Cable Communications Corp., Class A *	26,200	943,200
4,008,750
Multi-line Retail - 3.1%
BJ’s Wholesale Club, Inc. *	32,100	1,415,610
Family Dollar Stores, Inc.	64,900	1,945,702
3,361,312
Specialty Retail - 4.3%
Bed Bath & Beyond, Inc. *	41,500	1,406,850
Best Buy Co., Inc. *	23,800	1,772,624
Lowe’s Companies, Inc.	32,100	1,489,761
4,669,235
CONSUMER STAPLES - 1.2%
Beverages - 1.2%
Pepsi Bottling Group, Inc.	54,400	1,278,400
ENERGY - 5.4%
Energy Equipment & Services - 2.8%
BJ Services Co. *	33,200	1,077,340
Nabors Industries, Inc. *	20,000	686,600
Weatherford International, Inc. *	34,000	1,266,840
3,030,780
Oil & Gas - 2.6%
Apache Corp.	13,000	648,440
Devon Energy Corp.	29,300	1,132,445
Ocean Energy, Inc.	55,000	1,056,000
2,836,885
FINANCIALS - 5.5%
Diversified Financials - 3.4%
Citigroup, Inc.	45,966	2,320,364
Freddie Mac	21,700	1,419,180
3,739,544
Insurance - 2.1%
Everest Reinsurance Group, Ltd.	21,000	1,484,700
XL Capital, Ltd., Class A	8,500	776,560
2,261,260

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - 21.2%
Biotechnology - 4.0%
Cephalon, Inc. *	10,000	$755,850
Gilead Sciences, Inc. *	28,000	1,840,160
IDEC Pharmaceuticals Corp. *	18,600	1,282,098
Invitrogen Corp. *	8,000	495,440
4,373,548
Health Care Equipment & Supplies - 4.6%
Medtronic, Inc.	36,400	1,864,044
Respironics, Inc. *	27,900	966,456
Saint Jude Medical, Inc. *	13,800	1,071,570
Stryker Corp.	19,300	1,126,541
5,028,611
Health Care Providers & Services - 1.9%
Quest Diagnostics, Inc. *	15,000	1,075,650
Trigon Healthcare, Inc. *	13,400	930,630
2,006,280
Pharmaceuticals - 10.7%
Biovail Corp. *	20,000	1,125,000
Elan Corp. Plc, ADR *	25,000	1,126,500
IVAX Corp. *	130,000	2,618,200
King Pharmaceuticals, Inc. *	27,000	1,137,510
Mylan Laboratories, Inc.	47,200	1,770,000
Pfizer, Inc.	69,600	2,773,560
Pharmacia Corp.	25,000	1,066,250
11,617,020
INDUSTRIALS - 13.8%
Aerospace & Defense - 0.9%
Titan Corp. *	40,000	998,000
Commercial Services & Supplies - 6.1%
Amdocs, Ltd. *	50,000	1,698,500
Devry, Inc. *	42,800	1,217,660
Paychex, Inc.	43,000	1,498,550
Republic Services, Inc., Class A *	112,500	2,246,625
6,661,335
Construction & Engineering - 0.8%
Granite Construction, Inc.	37,500	903,000
Electrical Equipment - 1.2%
Thermo Electron Corp. *	53,500	1,276,510
Industrial Conglomerates - 3.8%
Tyco International, Ltd.	70,000	4,123,000
Road & Rail - 1.0%
Swift Transportation, Inc. *	50,000	1,075,500
INFORMATION TECHNOLOGY - 23.0%
Communications Equipment - 1.7%
Cisco Systems, Inc. *	100,000	1,811,000

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 5.5%
Dell Computer Corp. *	54,400	$1,478,592
International Business Machines Corp.	21,600	2,612,736
NVIDIA Corp. *	28,600	1,913,340
6,004,668
Electronic Equipment & Instruments - 1.1%
Cree Research, Inc. *	40,000	1,178,400
IT Consulting & Services - 3.0%
Affiliated Computer Services, Inc., Class A *	31,300	3,321,869
Semiconductor Equipment & Products - 6.4%
Flextronics International, Ltd. *	60,000	1,439,400
Intel Corp.	58,000	1,824,100
Intersil Holding Corp., Class A *	29,000	935,250
Microchip Technology, Inc. *	45,375	1,757,827
Texas Instruments, Inc.	34,600	968,800
6,925,377
Software - 5.3%
I2 Technologies, Inc. *	40,000	316,000
Microsoft Corp. *	39,000	2,583,750
Oracle Corp. *	99,500	1,374,095
Peregrine Systems, Inc. *	35,000	519,050
Rational Software Corp. *	50,000	975,000
5,767,895
MATERIALS - 2.1%
Chemicals - 2.1%
Praxair, Inc.	20,000	1,105,000
Rohm & Haas Co.	35,000	1,212,050
2,317,050
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 1.1%
L-3 Communications Holdings, Inc. *	12,900	1,161,000
Total Common Stocks		100,210,100
SHORT-TERM INVESTMENTS - 8.8%
MUTUAL FUND SHARES - 8.8%
Evergreen Institutional Money Market Fund (o)	9,598,795	9,598,795
Total Investments - (cost $101,263,019) - 100.9%		109,808,895
Other Assets and Liabilities - (0.9%)		(936,247)
Net Assets - 100.0%		$108,872,648

*	Non-income producing security.
(o)	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.
Summary of Abbreviations
ADR	American Depository Receipt

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Statement of Assets and Liabilities
December 31, 2001

Assets
Identified cost of securities	$101,263,019
Net unrealized gains on securities	8,545,876

Market value of securities	109,808,895
Receivable for Fund shares sold	69,997
Dividends and interest receivable	30,856
Deferred organization expenses	376

Total assets	109,910,124

Liabilities
Payable for securities purchased	850,833
Payable for Fund shares redeemed	167,055
Advisory fee payable	3,145
Due to other related parties	605
Accrued expenses and other liabilities	15,838

Total liabilities	1,037,476

Net assets	$108,872,648

Net assets represented by
Paid-in capital	$142,815,722
Overdistributed net investment income (loss)	(230)
Accumulated net realized losses on securities	(42,488,720)
Net unrealized gains on securities	8,545,876
Total net assets	$108,872,648

Shares outstanding	7,527,542

Net asset value per share	$14.46

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Statement of Operations
Year Ended December 31, 2001

Investment income
Dividends (net of foreign withholding taxes of $159)	$331,303
Interest	229,307

Total investment income	560,610

Expenses
Advisory fee	521,460
Administrative services fees	100,281
Transfer agent fee	791
Trustees’ fees and expenses	2,266
Printing and postage expenses	25,296
Custodian fee	21,047
Professional fees	13,070
Organization expenses	2,022
Other	39,262

Total expenses	725,495
Less: Expense reductions	(6,309)

Net expenses	719,186

Net investment loss	(158,576)

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(23,985,960)

Net change in unrealized gains or losses on securities	8,575,438

Net realized and unrealized losses on securities	(15,410,522)

Net decrease in net assets resulting from operations	$(15,569,098)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Statement of Changes in Net Assets

	Year Ended December 31,
	2001	2000

Operations
Net investment income (loss)	$(158,576)	$46,429
Net realized losses on securities	(23,985,960)	(18,450,031)
Net change in unrealized gains or losses on securities	8,575,438	(4,440,246)

Net decrease in net assets resulting from operations	(15,569,098)	(22,843,848)

Distributions to shareholders from
Net investment income	0	(54,073)
Net realized gains	0	(1,525,369)

Total distributions to shareholders	0	(1,579,442)

Capital share transactions
Proceeds from shares sold	37,304,985	97,162,616
Payment for shares redeemed	(10,260,094)	(1,097,500)
Net asset value of shares issued in reinvestment of distributions	0	1,579,441
Net increase in net assets resulting from capital share transactions	27,044,891	97,644,557

Total increase in net assets	11,475,793	73,221,267

Net assets
Beginning of period	97,396,855	24,175,588

End of period	$108,872,648	$97,396,855

Overdistributed net investment income (loss)	$(230)	$(230)

Other Information:
Share increase (decrease)
Shares sold	2,505,812	4,517,903
Shares redeemed	(719,203)	(51,686)
Shares issued in reinvestment of distributions	0	64,871

Net increase in shares	1,786,609	4,531,088

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Omega Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

C. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

E. Organization Expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Notes to Financial Statements (continued)

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of Wachovia Corporation (formerly, First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed at a rate of 0.52% of the average daily net assets of the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $198,091,926 and $171,353,895, respectively, for the year ended December 31, 2001.

On December 31, 2001, the aggregate cost of securities for federal income tax purposes was $101,783,172. The gross unrealized appreciation and depreciation on securities based on tax cost was $11,519,302 and $3,493,579, respectively, with a net unrealized appreciation of $8,025,723.

As of December 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $6,039,575 and $35,928,993, expiring in 2008 and 2009, respectively.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $6,309 in expense reductions. The impact of the total expense reductions on the Fund’s expense ratio represented as a percentage of its average net assets was 0.01%.

6. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2001, the Fund had no borrowings under this agreement.

8. CONCENTRATION OF RISK

Investment in a Fund that concentrates its investments in a single sector or industry entails greater risks than an investment in a Fund that invests its assets in numerous sectors or industries. The Fund may be vulnerable to any

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Notes to Financial Statements (continued)

development in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund’s shares may fluctuate more widely in value than those of a Fund investing in a number of different sectors or industries.

9. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The Fund held no fixed-income securities prior to January 1, 2001 nor during the current reporting period and as a result adopting the accounting change has no impact to current year financial statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Omega Fund
Notes to Financial Statements

Board of Trustees and Shareholders
Evergreen VA Omega Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Omega Fund as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen VA Omega Fund as of December 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 1, 2002

Board of Trustees
Name	Position with Trust	Term of Office	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 Age: 66	Trustee	1991	Investment Counselor with Appleton Partners, Inc. (investment advice); former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, Health Development Corp. (fitness-wellness centers); The Francis Ouimet Society.	105	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; former Managing Partner, Roscommon Capital Corp.; former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); former Chairman, Gifford, Drescher & Associates (environmental consulting).	105	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1983	Partner, Stonington Partners (private investment firm); Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.	105	Director of Phoenix Total Return Fund; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund.

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1988	Sales and Marketing Management with SMI-STEEL - South Carolina (steel producer); former Sales and Marketing Management with Nucor Steel Company.	105	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Former Vice President and Director of Rexham Corporation (manufacturing); and Director of Carolina Cooperative Credit Union.	105	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 Age: 46	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A	105	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 Age: 60	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc (executive recruitment information and research company); former Vice Chairman, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); and Columnist, Commerce and Industry Association of New Jersey.	105	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 Age: 54	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; former Medical Director, U.S. Health Care/Aetna Health Services; former Managed Health Care Consultant; and former President, Primary Physician Care.	105	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 Age: 58	Trustee	1984	Attorney, Law Offices of Michael S. Scofield.	105	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Independent Consultant; former Chairman, Environmental Warranty, Inc. (insurance agency); former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Hartford Hospital, Old State House Association; former Director of Enhance Financial Services, Inc.; former Director of CTG Resources, Inc. (natural gas); former Director Middlesex Mutual Assurance Company; former Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA.	105	None

Richard K. Wagoner, CFA* 200 Berkeley Street Boston, MA 02116 Age: 63	Trustee	1999	Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; former consultant to the Board of Trustees of the Evergreen Funds; former member, New York Stock Exchange; member, North Carolina Securities Traders Association; member, Financial Analysts Society.	105	None

* Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling (800) 343-2898.

Variable Annuities
NOT FDIC INSURED	May lose value No bank guarantee
Evergreen Investment Services, Inc.
58913	560863 12/01